                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   May 17, 2005
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                        ASSET BACKED FUNDING CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Delaware                   333-121564                75-2533468
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(State or Other Jurisdiction of       (Commission             (I.R.S. Employer
         Incorporation)               File Number)           Identification No.)

214 North Tryon Street, Charlotte, North Carolina                    28255
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    (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code         (704) 386-2400
                                                   -----------------------------

                                       N/A
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          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01  (c). Exhibits

     (c)   Exhibits (executed copies): The following execution copies of
           Exhibits to the Form S-3 Registration Statement of the Registrant are
           hereby filed:

           4.1   Pooling and Servicing Agreement, dated as of April 1, 2005, by and among Asset Backed Funding Corporation, HomEq Servicing
                 Corporation and JPMorgan Chase Bank, N.A. (including exhibits).

                            Signature page to follow

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ASSET BACKED FUNDING
                                            CORPORATION

                                            By: /s/ Kirk B. Meyers
                                               ---------------------------------
                                               Name:  Kirk B. Meyers
                                               Title: Vice President

Date:  May 17, 2005

                        ASSET BACKED FUNDING CORPORATION

                                  EXHIBIT INDEX

                                                                   Paper (P) or
Exhibit No.   Exhibit Description                                 Electronic (E)
-----------   -------------------                                 --------------

    4.1       Pooling and Servicing Agreement, dated as of              E
              April 1, 2005, by and among Asset Backed
              Funding Corporation, HomEq Servicing Corporation
              and JPMorgan Chase Bank, N.A. (including exhibits).